POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED SEPTEMBER 5, 2014 TO THE

PROSPECTUS DATED FEBRUARY 28, 2014, AS SUPPLEMENTED JULY 8, 2014 OF:

PowerShares 1-30 Laddered Treasury Portfolio

PowerShares Build America Bond Portfolio

PowerShares CEF Income Composite Portfolio

PowerShares Chinese Yuan Dim Sum Bond Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares Fundamental Emerging Markets Local Debt Portfolio

PowerShares Fundamental High Yield® Corporate Bond Portfolio

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PowerShares Global Short Term High Yield Bond Portfolio

PowerShares California AMT-Free Municipal Bond Portfolio

(formerly known as PowerShares Insured California Municipal Bond Portfolio)

PowerShares National AMT-Free Municipal Bond Portfolio

(formerly known as PowerShares Insured National Municipal Bond Portfolio)

PowerShares New York AMT-Free Municipal Bond Portfolio

(formerly known as PowerShares Insured New York Municipal Bond Portfolio)

PowerShares International Corporate Bond Portfolio

PowerShares Preferred Portfolio

PowerShares Senior Loan Portfolio

PowerShares VRDO Tax-Free Weekly Portfolio

Effective immediately, the Prospectus is revised as follows:

•	The following is added as a subsection under the section titled “Summary Information – Principal Risks of Investing in the Fund,” following “Fixed-Income Securities Risk” for each of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Senior Loan Portfolio, and PowerShares VRDO Tax-Free Weekly Portfolio:

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed- income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

•	On page 71, the following is added as a subsection under the section titled “Additional Information About the Funds’ Strategies and Risks – Principal Risks of Investing in the Funds,” following “Fixed-Income Securities Risk”:

Changing Fixed-Income Market Conditions

Each fund (except for PowerShares CEF Income Composite Portfolio) invests in fixed-income securities, which are subject to interest rate risk. The current historically low interest rate environment was created in part by the FRB and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions, which involve purchasing large quantities of securities issued or guaranteed by the government, its agencies or instrumentalities on the open market. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Funds’ investments and share price may decline. In addition, because of changing central bank policies, a Fund may experience higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s returns.

Please Retain This Supplement for Future Reference.

P-PS-PRO-9 REV070814 SUP-1 090514

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